EXHIBIT 10.47
                                  -------------


      THIS DEBENTURE is made the /S/ 14TH day of /S/ JUNE Two thousand and Two BETWEEN IGNITION ENTERTAINMENT LIMITED whose registered office is situate at Hanover House, 22 Clarendon Road, Leeds LS2 9NZ (hereinafter called "the Company") of the first part and REVELATE LIMITED whose registered office is situate at Churchill House, 142-146 Old Street, London EC1V 9BW (hereinafter called "the Lender") of the second part

      1. The Company will on demand pay to the Lender all monies and discharge all obligations and liabilities whether, present or future, actual or contingent now or hereafter due owing or incurred to the Lender by the Company or for which the Company may be or become liable to the Lender (including liabilities as surety or guarantor) in any manner whatsoever (whether any such liability shall be the sole liability of the Company or shall be a joint liability with any other person, firm or company) together with interest from the date of demand to the date of repayment calculated from day to day at the rate of 4% per cent per annum over Barclays Bank Base Rate and to accrue after as well as before any judgement obtained hereunder and together with any other costs (including legal costs on a full indemnity basis as between Solicitor and own client) charges and expenses incurred directly or indirectly by the Lender.

      2. The Company as beneficial owner and to the intent that the security hereby created shall rank as a continuing security for all the liabilities described in Clause 1 hereof

            (i) charges by way of legal mortgage the property referred to in the Schedule hereto (the legally mortgaged property) and/or the proceeds of sale thereof

            (ii) charges by way of fixed equitable charge all estates or interests in any other freehold or leasehold property now or at any time during the continuance of this security belonging to or charged to the Company (the equitably charged property) and/or the proceeds of sale thereof

            (iii) charges by way of fixed charge all plant, machinery, vehicles, computers and office and other equipment of the Company both present and future

            (iv) charges by way of fixed charge all stocks shares and/or other securities now or at any time during the continuance of this security belonging to the Company in any of its subsidiary companies

            (v) assigns to the Lender its goodwill and any licences subject to redemption on discharge of the liabilities hereby secured

            (vi) charges by way of fixed charge all book and other debts (including contingent contractual debts) now or from time to time due or owing to the Company and the full benefit of all rights and remedies relating thereto including but not limited to any legal and equitable charges and other security and/or reservation of proprietors' rights or trading liens

            (vii) charges by way of fixed charge all patents, patent applications, trade marks, trade names, registered designs and copyrights and all licences and ancillary and connected rights relating to the intangible property both present and future of the Company and

            (viii) charges by way of fixed charge all contracts and choses in action which may give rise to a debt, revenue or claim

            (ix) charges by way of floating security its undertaking and all its other property assets and rights whatsoever and wheresoever both present or future and the property and assets described in the previous sub-paragraphs of this clause if and in so far as the charges therein contained shall for any reason be ineffective as fixed charges

      3. With reference to the legally mortgaged property and the equitably charged property the Company agrees:

            (i) to keep it in a good state of repair and condition and insured against such risks and in such office for such amounts as the Lender may require or approve and that failure to do so will entitle the Lender to do so at the expense of and as agent for the Company without thereby becoming a mortgagee in possession

            (ii) that the statutory power of leasing or accepting surrenders of leases conferred on mortgagors shall not be exercised by the Company without the consent in writing of the Lender but the Lender may grant or accept surrenders of leases without restriction

            (iii) not to part with the possession of it or any part thereof nor confer upon any person firm company or body whatsoever any licence right or interest to occupy it or any part thereof without the consent in writing of the Lender

            (iv) observe and perform all covenants and stipulations from time to time affecting it and not to change the use thereof or carry out any alterations thereto without the prior consent in writing of the Lender

            (v) to authorise any prior debenture holder to give to the Lender from time to time such information as the Lender shall require concerning the monies secured by such prior debenture

            (vi) to supply to the Lender from time to time such financial information concerning the affairs of the Company as the Lender shall from time to time require.

      4.(A) With reference to the assets subject to the floating charge:

            (a) The Company shall not be at liberty without the prior consent in writing of the Lender to:

                  (i) create or attempt to create any mortgage or charge or permit any lien or other encumbrance to arise on any of its property or assets ranking in priority to or PARI PASSU with this Debenture or

                  (ii) sell or part with possession or otherwise dispose of the whole, or except in the ordinary course of business and for the purpose of carrying on the business, any part of the Company's undertaking or attempt to agree to do so or deal with its book or other debts or securities for money otherwise than in the ordinary course of getting in and realising the same which expression shall not authorise the selling factoring or discounting by the Company of its book debts

            (b) the Lender may at any time by notice to the Company convert the floating charge into a specific charge as regards any assets specified in the notice and the Company will, if required to do so, execute over such assets a fixed charge in favour of the Lender in such form as the Lender may require

            (c) without prejudice to the provisions of sub-clause (ii) of this paragraph (A) the Company will, upon notice in writing by the Lender and at the cost of the Company, execute such documents and such further or other legal or further or other mortgages charges assignments or assurances in such form and on such terms as the Lender may require in respect of the property rights assets and undertaking belonging to the Company now or which may belong to it in the future and do such acts matters or things as the Lender may require (including the deposit with the Lender of any deeds and documents of title or share certificates) in order to perfect or protect the security hereby created or any of it

      (B) The Company hereby covenants with the Lender that during the continuance of its security the Company will:

            (a) conduct and carry on its business in a proper and efficient manner and not make any substantial alteration in the nature of or mode of conduct of that business and keep or cause to be kept proper books of account relating to such business

            (b) observe and perform all covenants and stipulations from time to time affecting its freehold and leasehold or other property

            (c) from time to time as required by the Lender give to the Lender or any accountant to be nominated by the Lender, or any Receiver appointed by the Lender, such information relating to the business and affairs of the Company and its subsidiary companies and as to its property, assets and liabilities as the Lender may require and to permit and procure such inspection of the books of account and other books or documents of the Company and its subsidiary companies by the Lender or such accountant and for the making of such other investigations




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


as either of them deem necessary for the purpose of verification of such information or otherwise

            (d) observe and perform all covenants and stipulations from time to time affecting its patents, patent applications, trade marks, trade names, registered designs and copyrights and all other industrial or intangible property

            (e) keep all buildings and erections and all plant, machinery, fixtures, fittings, vehicles, computers and office and other equipment and every part thereof in good and substantial repair and in good working order and condition and (the same being the subject of a fixed charge) not to remove sell or otherwise dispose of any such plant, machinery, fixtures, fittings, vehicles, computers and office and other equipment without the prior written consent of the Lender

            (f) punctually pay and indemnify the Lender and any Receiver appointed by it against all existing and future rent, rates, taxes, duties, charges, assessments and outgoings whatsoever now or at any time during the continuance of this security payable in respect of the assets charged hereunder or any part thereof

            (g) not to do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value to the Lender of the security hereby charged

            (h) the Company agrees to observe and perform the covenants on the part of the Company contained in any Debenture or Mortgage having priority over any of the assets for the time being the subject of this Debenture

      (C) The Lender shall be entitled at any time to require the submission of the Company's most recently audited accounts prior to the date of such request so as to show the true state of the business and the assets credits and liabilities of the Company and the amount of profits during the year ending on the date specified in the said audited accounts

      (D) With reference to the said book and other debts the Company hereby covenants with the Lender:

            (a) To pay into a current account or a separately designated account with a Bank nominated by the Lender if the Lender so requires, in the name of the Company all monies which it may receive in respect of the book debts and the other debts hereby charged not otherwise encumbered and (subject to any rights of the Bank) pay or otherwise deal with such monies standing in the account or accounts in accordance with any directions from time to time given in writing by the Lender. Prior to any demand under this Debenture any monies received by the Company and paid into such account in respect of the book debts and other debts hereby charged shall upon such payment stand released from the fixed charge on such debts and shall be subject to the floating charge created by the Debenture.

            (b) If called upon to do so by the Lender to execute a legal assignment of such book debts and other debts to the Lender in such terms as the Lender may require and give notice to the debtors for whom the debts are owing or incurred and take all appropriate steps to perfect such assignment.

            (c) To deal with such book debts and other debts in accordance with any directions given by the Lender in writing.

            (d) To permit and direct the Bank to furnish direct to the Lender from time to time on request full statements of the Company's accounts with the Bank.

      5. Section 103 of the Law of Property Act 1925 shall not apply to this Debenture which shall immediately become enforceable and the power of sale and other powers conferred by Section 101 of the said Act as varied or extended by this Debenture shall be immediately exercisable at any time after notice demanding payment of any moneys hereby secured shall have been served by the Lender on the Company.

      6. (i) All monies obligations and liabilities hereby secured shall immediately become due and payable and this Debenture automatically enforceable without any demand on the occurrence of any of the following events of default namely:

            (a) If the Company fails to pay on demand or otherwise on the due date any money or to discharge any obligation or liability payable by it from time to time due to the Lender or to perform any obligation or liability of the Company to the Lender or if any representation warranty or undertaking from time to time made to the Lender by the Company is or becomes incorrect or misleading in a material respect.


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


            (b) If the Company defaults under any agreement relating to the borrowing or under any guarantee (which expression includes all contingent liabilities undertaken in respect of the obligations or liabilities of any third party including all guarantees or indemnities whether constituting primary or secondary obligations or liabilities) or if any debenture, mortgage, charge or other security from time to time created by the Company becomes enforceable, obligations or liabilities or if any debenture, mortgage, charge or other security from time to time created by the Company becomes enforceable.

            (c) If a Petition is presented or an Order made or a Resolution passed or analogous proceedings are taken for appointing an administrator of or winding up the Company, or if a Notice is issued convening a meeting for the purpose of passing any such Resolution or a Resolution to purchase or redeem or reduce the issued share capital of the Company.

            (d) If an encumbrancer takes possession or a Receiver is appointed of the whole or any part of the undertaking, property, assets or revenues of the Company.

            (e) If any Judgement or Order made against the Company is not complied with within seven days, or if an execution, distress, sequestration or other process is levied or enforced upon or sued out against any part of undertaking, property, assets or revenues of the Company.

            (f) If the Company stops payment or becomes or is deemed to be insolvent or unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 or when they fall due or if a Notice is issued convening a meeting of or the Company proposes to enter into any composition or arrangement with its creditors or any class of its creditors.

            (g) If the Company without the prior consent in writing of the Lender ceases or threatens to cease to carry on its business or any material part thereof in the normal course or changes the nature or mode of conduct of its trading in any material respect.

            (h) If any material part of the assets or revenues of the Company is sold or disposed of or threatened to be sold or disposed of (otherwise than in the normal course of trading) or if any Notice served upon the Company with a view to forfeiture pursuant to Section 146 of the Law of Property Act 1925 is not complied with within the period specified.

            (i) If any part of the security hereby created or any guarantee, indemnity or other security for any money obligation or liability hereby secured fails or ceases in any respect to have full force and effect or to be continuing or is terminated or disputed or becomes in jeopardy invalid or unenforceable.

      (ii) The Company hereby covenants immediately to notify the Lender in writing of the occurrence of any of the events of default specified in Clause 6(i) or of the occurrence of any event which with the lapse of time will or may constitute an event of default.

      7. At any time after the Lender shall have demanded payment of any money or the discharge of any obligation or liability hereby secured or if in any way this Debenture shall have become enforceable the Lender may appoint any person (or persons) to be an Administrative Receiver and/or Manager of the property hereby charged or any part thereof (and all references hereafter to an Administrative Receiver shall be deemed also to refer to a Manager) and may similarly remove any receiver and appoint another in his stead. Any Administrative Receiver so appointed shall be the agent of the Company and the Company shall be solely responsible for his acts or defaults and for his remuneration and any Administrative Receiver so appointed shall have power and in addition power on behalf of and at the cost of the Company (notwithstanding the liquidation of the Company):

            (i) to take possession of, collect and get in all or any of the property hereby charged and for that purpose to take or defend or discontinue any proceedings in the name of the Company or otherwise as may be deemed expedient to him

            (ii) to manage, develop, reconstruct, amalgamate, diversify or carry on or concur in carrying on the business of the Company as he may think fit and for that purpose to raise or borrow money to rank for payment in priority to this security and with or without a charge on the property hereby charge all or any part of it

            (iii) without the restrictions imposed by Section 103 of the Law of Property Act 1925 or the need to observe any of the provisions of Sections 99 and 100 of such Act, to sell lease or surrender leases grant licences or otherwise dispose of or deal with or concur in selling leasing or surrendering leases or licences of any of the property hereby charged on such terms as he may think fit in the name and on behalf of the Company or otherwise and so that he may do any of these things for a consideration consisting of shares or securities of any other company


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


            (iv) to make any arrangements or compromise which he shall think expedient in his absolute discretion in the interests of the Lender

            (v) to do all such other acts and things he may consider necessary or desirable for the realisation of any of the property hereby charged

      8. All moneys received by any Administrative Receiver shall be applied by him in the following order:

            (i) in payment of the costs charges and expenses of and incidental to the appointment of the Administrative Receiver and the exercise of all or any of his powers and of all outgoings paid by him

            (ii) in payment of remuneration to the Administrative Receiver at such rates as may be agreed between him and the Lender at or at any time after his appointment

            (iii) in or towards satisfaction of the amount owing on this Debenture

            (iv) the surplus (if any) shall be paid to the Company or other person entitled to it

      9. The powers conferred on mortgagees or receivers by the Law of Property Act 1925 and Insolvency Act 1986 shall apply to this Debenture except in so far as they are expressly or impliedly excluded and where there is any ambiguity or conflict between the powers contained in the said Acts and those contained in this Debenture the terms of this debenture shall prevail

      10. The Company hereby irrevocably appoints the Lender and separately every Administrative Receiver appointed severally hereunder, as Attorney of the Company for the Company and in its name and on its behalf and as its act and deed to execute seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which may be required or deemed proper by the Lender or the Administrative Receiver and/or Manager for any of the purposes of this Debenture. The Company hereby covenants with the Lender and separately with any such Administrative Receiver and/or Manager that on request it will ratify and confirm all security, agreements, documents, acts and things and all transactions entered into by the Lender or such Administrative Receiver and/or Manager or by the Company at the instance of the Lender or such Administrative Receiver and/or Manager in the exercise or purported exercise of it or its powers and the Company hereby irrevocably acknowledges and agrees that such power of attorney is INTER ALIA given to secure the performance of the obligations owed to the Lender and any such Administrative Receiver and/or Manager by the Company

      11. In the exercise of the powers hereby conferred the Lender or any Administrative Receiver may sever and sell plant machinery or other fixtures separately from the property to which they may be annexed

      12. Neither the Lender nor any such Administrative Receiver and/or Manager shall be liable to account as Mortgagees in possession in respect of all or any of the assets charged hereunder nor be liable for any loss upon realisation of any neglect or default of any nature whatsoever in connection therewith for which a Mortgagee in possession may be liable as such

      13. The Company hereby agrees to indemnify both the Lender and any such Administrative Receiver and/or Manager against all losses, actions, claims, expenses, demands and liabilities whether in contract or otherwise now or hereafter incurred by it or by any manager, agent, officer or employee for whose liability, act or omission it may be answerable for anything done or omitted in the exercise or purported exercise of the powers herein contained or occasioned by any breach by the Company of any of its covenants or other obligations to the Lender. The Company shall so indemnify the Lender and any such Administrative Receiver and/or Manager on demand and shall pay interest on the sums demanded at the rate specified in Clause 1 hereof.

      14. (i) No failure or delay by the Lender in exercising any right or remedy shall operate as a waiver thereof nor shall any single or any partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy

      (ii) Each of the provisions of this Debenture is severable and distinct from the others and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

      15. Any demand or notice by the Lender hereunder upon the Company shall without prejudice to any other effective mode of making the same be in writing signed by or on behalf of the Lender and may be served on the Company either:


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


            (i) by delivering the same to any officer of the Company at any place or

            (ii) by first class letter post addressed to the Company either at its registered office last known to the Lender or any of its principal places of business and a demand or notice so addressed and posted shall be effective notwithstanding that it be returned undelivered or

            (iii) by telefax and shall be deemed to have been received when transmission of such telefax communication has been completed to the relevant telephone number specified by the Company from time to time

      16. In this Deed unless the context otherwise requires the singular includes the plural and the neuter includes the masculine and feminine and vice versa

      17. The expression "the Lender" hereinbefore used shall include the Lender's assigns whether immediate or derivative and any appointment or removal under Clause 7 hereof may be made in writing signed or sealed by any of such assigns and the Company hereby irrevocably appoints each of such assigns to be its attorney in the terms and for the purpose of Clause 10 hereinbefore set forth.

      18. No delay or omission of the Lender in exercising any right, power or privilege hereunder shall impair such right, power or privilege or be construed as a waiver of such right, power or privilege.

      IN WITNESS whereof the Company has executed this Deed the day and year first before written

SIGNED as a Deed by
IGNITION ENTERTAINMENT LIMITED
acting by                                  /S/ VIJAY CHADHA
                                           ------------------------------------
                                           Vijay Chadha, Managing Director


                                           /S/ MARIN MONNICKENDAM
                                           ------------------------------------
                                           Martin Monnickendam
                                           Director/Secretary


SIGNED as a Deed by
REVELATE LIMITED
acting by                                  /S/ FAIZAL BAIYAT
                                           ---------------------------
                                           Faizal Baiyat, Director



                                           /S/ RICHARD HUGGINS
                                           ---------------------------
                                           Richard Huggins, Director









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


      The within written Revelate hereby acknowledges that it has no further interest in the within written Debenture and that the same is hereby discharged.

Dated this      day of     One thousand
Nine hundred and


Signed as a Deed by
REVELATE LIMITED
acting by                               -----------------------------------
                                        Director



                                        -----------------------------------
                                        Director/Company Secretary
















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